SCHEDULE OF SERIES PORTFOLIOS OF

THE SELECT SECTOR SPDR® TRUST

Dated: December 1, 2025

Fund
State Street® Communication Services Select Sector SPDR® ETF (formerly, The Communication Services Select Sector SPDR® Fund)

State Street® Consumer Discretionary Select Sector SPDR® ETF (formerly, The Consumer Discretionary Select Sector SPDR® Fund)

State Street® Consumer Staples Select Sector SPDR® ETF (formerly, The Consumer Staples Select Sector SPDR® Fund)

State Street® Energy Select Sector SPDR® ETF (formerly, The Energy Select Sector SPDR® Fund)

State Street® Financial Select Sector SPDR® ETF (formerly, The Financial Select Sector SPDR® Fund)

State Street® Health Care Select Sector SPDR® ETF (formerly, The Health Care Select Sector SPDR® Fund)

State Street® Industrial Select Sector SPDR® ETF (formerly, The Industrial Select Sector SPDR® Fund)

State Street® Materials Select Sector SPDR® ETF (formerly, The Materials Select Sector SPDR® Fund)

State Street® Real Estate Select Sector SPDR® ETF (formerly, The Real Estate Select Sector SPDR® Fund)

State Street® Technology Select Sector SPDR® ETF (formerly, The Technology Select Sector SPDR® Fund)

State Street® Utilities Select Sector SPDR® ETF (formerly, The Utilities Select Sector SPDR® Fund)

State Street® Communication Services Select Sector SPDR® Premium Income ETF (formerly, The Communication Services Select Sector SPDR® Premium Income Fund)

State Street® Consumer Discretionary Select Sector SPDR® Premium Income ETF (formerly, The Consumer Discretionary Select Sector SPDR® Premium Income Fund)

State Street® Consumer Staples Select Sector SPDR® Premium Income ETF (formerly, The Consumer Staples Select Sector SPDR® Premium Income Fund)

State Street® Energy Select Sector SPDR® Premium Income ETF (formerly, The Energy Select Sector SPDR® Premium Income Fund)

State Street® Financial Select Sector SPDR® Premium Income ETF (formerly, The Financial Select Sector SPDR® Premium Income Fund)

State Street® Health Care Select Sector SPDR® Premium Income ETF (formerly, The Health Care Select Sector SPDR® Premium Income Fund)

State Street® Industrial Select Sector SPDR® Premium Income ETF (formerly, The Industrial Select Sector SPDR® Premium Income Fund)

State Street® Materials Select Sector SPDR® Premium Income ETF (formerly, The Materials Select Sector SPDR® Premium Income Fund)

State Street® Real Estate Select Sector SPDR® Premium Income ETF (formerly, The Real Estate Select Sector SPDR® Premium Income Fund)

State Street® Technology Select Sector SPDR® Premium Income ETF (formerly, The Technology Select Sector SPDR® Premium Income Fund)

State Street® Utilities Select Sector SPDR® Premium Income ETF (formerly, The Utilities Select Sector SPDR® Premium Income Fund)